Company Contact:	Investor Relations Contact:
Mr. Xiqun Yu	Mr. Crocker Coulson
Chairman and CEO	President
China Education Alliance, Inc.	CCG Elite Investor Relations
Tel: +86-451-8233-5794	Tel: +1-646-213-1915 (NY Office)
E-mail: yxq@edu-chn.com	E-mail: crocker.coulson@ccgir.com

For Immediate Release

China Education Alliance Inc. Acquires World Exchanges Inc.

Harbin, Heilongjiang Province, China - April 30, 2008 - China Education Alliance, Inc. (OTC Bulletin Board: CEUA.OB) (“China Education Alliance” or “the Company”), a leading distributor of educational resources, offering high-quality programs and training both through online networks and an on-site training center in the People’s Republic China, today announced that it has signed an agreement to acquire and has, on the same day, closed on the acquisition of World Exchanges Inc. (“World Exchanges”), which provides English training programs, English test preparation courses and overseas study and consulting services through its five existing “Group Entities”.

The five “Group Entities” are Beijing Weishi Success Education Technology Co., Ltd., Beijing World Exchanges English College, Yantai WECL English College, Xiamen Siming District Weishi English Training School and the Private Qingdao Weishi Education Training School, all of which provide English language training services in regions of Beijing, Yantai, Xiamen and Qingdao.

China Education Alliance will issue 400,000 shares of common stock to purchase seventy issued and outstanding ordinary shares of World Exchanges, representing 70% of the entire issued share capital of World Exchanges. World Exchanges will establish a Wholly Foreign Owned Enterprise (“WFOE”) as its English education headquarters, which will, in turn, principally control the five “Group Entities”.

Upon completion of this transaction, China Education Alliance will have the controlling rights to operate the five “Group Entities” through World Exchanges and the WFOE. World Exchanges primarily operates the World Exchanges College of Language (“WECL”) English Education business.

The WECL has been providing English instruction for Chinese students since 1988. WECL offers 1) a Qualifying Program designed to help beginners who want to learn English as a second language to develop competence in communication skills at an elementary level; 2) a Combined Studies Program which is open to students with a College degree or at least six years of high school; 3) a General English Studies Program, which is the second year of the Combined Studies program or may be taken by someone with 3 years of university courses and a minimum of 6 years of English instruction. In addition, WECL recently started providing language test preparation programs and overseas study and consulting services for students.

WECL has been working closely with well-known local universities to promote its on-campus language instruction programs. The programs help to create a total English language environment in Chinese universities to enhance practical English skills and English examination skills for students. WECL hires native North American English instructors from the United States and Canada who are certified professional teachers with many years of multinational experience.

“WECL traditionally provides full-time on-campus language instruction with an excellent educational environment for students to study; other language training institutions primarily provide part-time off-campus English training programs,” commented Mr. Xiqun Yu, Chairman and CEO of China Education Alliance, “WECL’s English education services attract students wishing to study overseas, students seeking a better job after graduation and corporate employees who desire better language skills.” said Mr. Yu.

The English language training market is very popular and is highly fragmented with over 50,000 English language training institutes. According to the China Education and Training Report, this market alone was estimated at about $1.9 billion in 2004, and is expected to grow at a Compound Annual Growth Rate (CAGR) of 12% to $3.7 billion in 2010.

The strong demand for English language training is mainly attributable to the belief that English language proficiency is essential for career development in the People’s Republic of China and the rapid growth in the number of Chinese students that have traveled overseas each year since 2002. As a result, there are an estimated 230 million people currently receiving some form of English training.

World Exchanges operates five branches currently and has plans to establish another ten WECL branches in the People’s Republic of China by collaborating with universities or establishing its own branches through existing educational networking resources by the end of fiscal year 2008. In total, at full capacity these branches can accommodate about 4,000 full time study students. Tuition for each student is about $4,000 for one year of full time on-campus English language training courses. Other revenue will come from its part-time language training program, test preparation program as well as overseas study and consulting services for students.

“China Education Alliance intends to pursue the largely unpenetrated and rapidly growing English language training market in second and third tier cities. WECL has established strong recognition as a high-quality on-campus private education services brand in the People’s Republic of China by collaborating with well-known universities since 1993,” Mr. Yu added. “The acquisition of World Exchanges marks our official entry into the English language training market, the largest vocational education market in the People’s Republic of China. This will further strengthen our on-site education business, and provide additional avenues to drive revenue and income growth as we expand the chain of widely recognized WECL education branches in the People’s Republic of China.”

About China Education Alliance, Inc.

The Company is an educational resource company offering high-quality educational programs and training through both online networks and an on-site training center. The Company’s products include online test preparation materials, researchers’ materials, study guides, and audio recordings, vocational training services and vocational certifications. The Company conducts educational services through three main channels: a large educational online portal, educational software and media, and education and vocational training centers. The Company is currently selling educational products and services to families, provincial education officials, administrators, schools and teachers in China.

Safe Harbor Statement

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Certain statements in this press release, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, statements regarding our ability to prepare the company for growth, the Company’s planned expansion in 2008 and predictions and guidance relating to the Company’s future financial performance. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs and are not a guarantee of future performance but they involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, which may include, but are not limited to, such factors as unanticipated changes in product demand especially in the education industry, pricing and demand trends for the Company’s products, changes to government regulations, risk associated with operation of the Company’s new facilities, risk associated with large scale implementation of the company’s business plan, the ability to attract new customers, ability to increase its product’s applications, cost of raw materials, downturns in the Chinese economy, the adoption by consumers of its new game business, the unproven advertising model that is dependent on attracting a large game user base, and other information detailed from time to time in the Company's filings and future filings with the United States Securities and Exchange Commission. Investors are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of forward-looking statements made herein speak only as of the date of this press release, readers are cautioned not to place undue reliance on any of them and the Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

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